SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent events [Abstract]
SUBSEQUENT EVENTS
33. SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 20, 2025, which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following matters:
Under the common share repurchase program, from January 1, 2025 to February 14, 2025 the Company purchased an additional 188,303 common shares for total consideration of €78.2 million. At February 14, 2025, the Company held in treasury an aggregate of 15,067,471 common shares.
On February 20, 2025, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €2.986 per common share, totaling approximately €534 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 16, 2025.